UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 03, 2026

EverQuote, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38549	26-3101161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Portland Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 522-3444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EVER	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2026, EverQuote, Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended June 30, 2026. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 3, 2026, the Company posted an investor presentation to its website (investors.everquote.com). A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Use of Website to Distribute Material Company Information

The Company’s investor relations website is investors.everquote.com. The Company uses this website as a channel of distribution for important company information. Press releases, presentations, and financial and other information regarding the Company is routinely posted on and accessible on this website. The Company uses this website to disseminate and expedite public access to important information regarding the Company in advance, or in lieu of, distributing a press release or a making a filing with the U.S. Securities and Exchange Commission (the “SEC”) disclosing similar information. In addition, visitors to the Company’s investor relations website can also register to receive automatic e-mail notifications alerting them when new information is made available. The Company intends to continue to use this website as a channel of distribution, and encourages investors, the media, business partners and others interested in the Company to review the information on the Company’s website.

While not all of the information posted on the Company's website is or will be of a material nature, some of the information posted to the Company's website may be deemed material. Information contained on, or accessible through, the Company’s website is not a part of and is not incorporated by reference in this Current Report on Form 8-K or in any of the Company’s other filings with the SEC.

Limitation on Incorporation by Reference.

The information furnished in Items 2.02 and 7.01 in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 3, 2026

99.2	Investor Presentation dated August 3, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERQUOTE, INC.

Date:	August 3, 2026	By:	/s/ Jon Ayotte
Jon Ayotte Chief Accounting Officer